                                                                   EXHIBIT 10.15

                      THE 1997 EQUITY PARTICIPATION PLAN
                                       OF
                                NRT INCORPORATED


          NRT Incorporated, a Delaware corporation, has adopted The 1997 Equity Participation Plan of NRT Incorporated (the "Plan"), effective September 6, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

          1.1    General.  Wherever the following terms are used in this Plan
                 -------
they shall have the meanings specified below, unless the context clearly indicates other wise.

          1.2    Award Limit.  "Award Limit" shall mean 300,000 shares of Common
                 -----------
Stock, as adjusted pursuant to Section 10.3.

          1.3    Board.  "Board" shall mean the Board of Directors of the
                 -----
Company.

          1.4    Code.  "Code" shall mean the Internal Revenue Code of 1986, as
                 ----
amended.

          1.5    Committee.  "Committee" shall mean the Compensation Committee
                 ---------
of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.
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          1.6    Common Stock.  "Common Stock" shall mean the common stock of
                 ------------
the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          1.7    Company.  "Company" shall mean NRT Incorporated, a Delaware
                 -------
corporation.

          1.8    Deferred Stock.  "Deferred Stock" shall mean whole or
                 --------------
fractional shares of Common Stock awarded under Article VII of this Plan.

          1.9    Director.  "Director" shall mean a member of the Board.
                 --------

          1.10   Dividend Equivalent.  "Dividend Equivalent" shall mean a right
                 -------------------
to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

          1.11   Employee.  "Employee" shall mean any officer or other employee
                 --------
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

          1.12   Exchange Act.  "Exchange Act" shall mean the Securities
                 ------------
Exchange Act of 1934, as amended.

          1.13   Fair Market Value.  "Fair Market Value" of a share of Common
                 -----------------
Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

          1.14   Formation Documents.  "Formation Documents" shall mean the
                 -------------------
following documents: (i) the Certificate of Designation, Preferences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications,

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Limitations and Restrictions Thereof of 9.00% Series A Cumulative Senior
Redeemable Preferred Stock of the Company, as filed with the Secretary of the State of the State of Delaware on August 29, 1997; (ii) the Certificate of Designation, Preferences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifi cations, Limitations and Restrictions Thereof of 5.00% Series B Cumulative Convertible Redeemable Preferred Stock of the Company, as filed with the Secretary of the State of the State of Delaware on August 29, 1997; (iii) the Certificate of Designation, Prefer ences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 18.00% Series C Cumulative Junior Redeemable Preferred Stock of the Company, as filed with the Secretary of the State of the State of Delaware on August 29, 1997; (iv) the Stockholders Agreement, dated as of August 11, 1997, by and among the Company, Apollo Management, L.P., and certain stockholders set forth therein; (v) the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 11, 1997; (vi) the By-Laws of the Company; (vii) the Amended and Restated Master Real Estate Franchise Agreement between Coldwell Banker Real Estate Corporation, a California corporation, and National Realty Trust, a New York Trust; (viii) the Amended and Restated ERA Franchise Systems, Inc. Master Membership Agreement by and between ERA Franchise Systems, Inc., a Delaware corporation and National Realty Trust, a New York Trust; (ix) the Amended and Restated Master Century 21 Real Estate Franchise Agreement by and between Century 21 Real Estate Corporation, a Delaware corporation, and National Realty Trust, a New York Trust; (x) the Franchise Override Agreement, dated August 11, 1997, between the Company, and Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc. and Century 21 Real Estate Corporation; (xi) the Incremental Royalty Agreement, dated as of August 11, 1997, by and among the Company on the one hand, and Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Century 21 Real Estate Corporation and HFS Incorporated on the other hand; (xii) the Additional Royalty Agreement, dated as of August 11, 1997, by and among the Company on the one hand, and Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Century 21 Real Estate Corporation and HFS Incorporated on the other hand;
(xiii) the Marketing Agreement, dated August 11, 1997, by and between the Company and PHH Mortgage Services Corporation; (xiv) the Preferred Alliance Agreement, dated as of August 11, 1997, by and between the Company and HFS Incorporated, a Delaware corporation; (xv) the Advisory Services Agreement, dated as of August 11, 1997 by and among the Company and Apollo Management, L.P.; (xvi) the Subordination Agreement, dated as of August 11, 1997 among HFS Incorporated on the one hand, and Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P. and Apollo U.K. Partners, III, L.P., on the other hand; and (xvii) the Guarantee, dated as of August 11, 1997, made in favor of Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P. and Apollo U.K. Partners, III, L.P.

          1.15   Grantee.  "Grantee" shall mean an Employee or consultant
                 -------
granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

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          1.16   Incentive Stock Option.  "Incentive Stock Option" shall mean an
                 ----------------------
option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.17   Independent Director.  "Independent Director" shall mean a
                 --------------------
member of the Board who is not an Employee of the Company.

          1.18   Non-Qualified Stock Option.  "Non-Qualified Stock Option" shall
                 --------------------------
mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.19   Option.  "Option" shall mean a stock option granted under
                 ------
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent
                        --------  -------
Directors and consultants shall be Non-Qualified Stock Options.

          1.20   Optionee.  "Optionee" shall mean an Employee, consultant or
                 --------
Independent Director granted an Option under this Plan.

          1.21   Performance Award.  "Performance Award" shall mean a cash
                 -----------------
bonus, stock bonus or other performance or incentive award that is paid in cash, whole or fractional shares of Common Stock, or a combination thereof, awarded under Article VII of this Plan.

          1.22   Plan.  "Plan" shall mean The 1997 Equity Participation Plan of
                 ----
NRT Incorporated.

          1.23   QDRO.  "QDRO" shall mean a qualified domestic relations order
                 ----
as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.24   Restricted Stock.  "Restricted Stock" shall mean whole or
                 ----------------
fractional shares of Common Stock awarded under Article VI of this Plan.

          1.25   Restricted Stockholder.  "Restricted Stockholder" shall mean an
                 ----------------------
Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

          1.26   Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
                 ----------
under the Exchange Act, as such Rule may be amended from time to time.

          1.27   Section 162(m) Participant.  "Section 162(m) Participant" shall
                 --------------------------
mean any key Employee designated by the Committee as a key Employee whose compen-

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sation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

          1.28   Stock Appreciation Right.  "Stock Appreciation Right" shall
                 ------------------------
mean a stock appreciation right granted under Article VIII of this Plan.

          1.29   Stock Payment.  "Stock Payment" shall mean (i) a payment in the
                 -------------
form of whole or fractional shares of Common Stock, or (ii) an option or other right to purchase whole or fractional shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

          1.30   Subsidiary.  "Subsidiary" shall mean any corporation in an
                 ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.31   Termination of Consultancy.   "Termination of Consultancy"
                 --------------------------
shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.32   Termination of Directorship.  "Termination of Directorship"
                 ---------------------------
shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          1.33   Termination of Employment.  "Termination of Employment" shall
                 -------------------------
mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for

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any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Terminations of Employment; provided, however, that, with respect to Incentive Stock Options
            --------  -------
unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

          2.1    Shares Subject to Plan.
                 ----------------------

          (a) The whole or fractional shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially whole or fractional shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such whole or fractional shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 1,500,000. The whole or fractional shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum whole or fractional number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

          2.2    Add-back of Options and Other Rights.  If any Option, or other
                 ------------------------------------
right to acquire whole or fractional shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the whole or fractional number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any whole or fractional shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to whole or fractional shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Whole or fractional shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any whole or fractional share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such whole or fractional share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no whole or fractional shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.


                                  ARTICLE III

                              GRANTING OF OPTIONS

          3.1    Eligibility.  Any Employee, Independent Director or consultant
                 -----------
selected by the Committee (or the Board, in the case of Options granted to Independent Directors) pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

          3.2    Disqualification for Stock Ownership.  No person may be granted
                 ------------------------------------
an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          3.3    Qualification of Incentive Stock Options.  No Incentive Stock
                 ----------------------------------------
Option shall be granted to any person who is not an Employee.

          3.4    Granting of Options
                 -------------------

          (a) Pursuant to Schedule 1 of this Plan or otherwise, the Commit tee (or the Board, in the case of Options granted to Independent Directors) shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                 (i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                 (ii) Subject to the Award Limit, determine the whole or fractional number of shares to be subject to such Options granted to the selected key Employees, Independent Directors or consultants;

                 (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                 (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions
                                --------  -------
     of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee, Independent Director or consultant to be granted an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Optionee that the Optionee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same, or a lesser or greater, (whole or fractional) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board, in the case of Options granted to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the (whole or fractional) number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV

                                TERMS OF OPTIONS

          4.1   Option Agreement.  Each Option shall be evidenced by a written
                ----------------
Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2   Option Price.  The price per share of the shares subject to each
                ------------
Option shall be set by the Committee (or the Board, in the case Options granted to Independent Directors); provided, however, that such price shall be no less
                           --------  -------
than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code);

and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

          4.3   Option Term.  The term of an Option shall be set by the
                -----------
Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion; provided, however, that in the case of Incentive
                              --------  -------
Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board, in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4   Option Vesting
                --------------

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants (or the Board, in the case of Options granted to Independent Directors) either in the Stock Option Agreement or by action of the Committee (or the Board, in the case of Options granted to Independent Directors) following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

          4.5   Consideration.  In consideration of the granting of an Option,
                -------------
the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company or such shorter period as may be fixed in the Stock Option Agreement or by action of the Board following grant of the Option). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

          5.1   Partial Exercise.  An exercisable Option may be exercised in
                ----------------
whole or in part with respect to a whole or fractional number of shares. The Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum whole or fractional number of shares.

          5.2   Manner of Exercise.  All or a portion of an exercisable Option
                ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)    In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the whole or fractional shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of whole or fractional shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
(iii) allow payment, in whole or in part, through the surrender of whole or fractional shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note (i.e., full recourse with respect to the Optionee, and not merely with respect to shares of Common Stock) bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to whole or fractional shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the forego ing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

          5.3   Conditions to Issuance of Stock Certificates.  The Company shall
                --------------------------------------------
not be required to issue or deliver any certificate or certificates for whole or fractional shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Commit tee or Board shall, in its sole discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          5.4  Rights as Stockholders.  The holders of Options shall not be,
               ----------------------
nor have any of the rights or privileges of, stockholders of the Company in respect of any whole or fractional shares purchasable upon the exercise of any part of an Option unless and until certificates representing such whole or fractional shares have been issued by the Company to such holders.

          5.5  Ownership and Transfer Restrictions.  The Committee (or Board,
               -----------------------------------
in the case of Options granted to Independent Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the whole or fractional shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such whole or fractional shares. The Committee may require the Employee to give the Company prompt notice of any disposition of whole or fractional shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such whole or fractional shares to such Employee. The Committee may direct that the certificates evidencing whole or fractional shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                           AWARD OF RESTRICTED STOCK

          6.1  Eligibility.  Subject to the Award Limit, Restricted Stock may
               -----------
be awarded to any Employee who the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an award.

          6.2  Award of Restricted Stock
               -------------------------

           (a) The Committee may from time to time, in its sole discretion:

               (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase
                                      --------  -------
price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          6.3  Restricted Stock Agreement.  Restricted Stock shall be issued
               --------------------------
only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          6.4  Consideration.  As consideration for the issuance of Restricted
               -------------
Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted

Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stock holder at any time for any reason whatsoever, with or without good cause.

          6.5  Rights as Stockholders.  Subject to Section 6.6, upon delivery
               ----------------------
of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Commit tee, any
        --------  -------
extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.

          6.6  Restriction.  All shares of Restricted Stock issued under this
               -----------
Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however,
                                                             --------  -------
that, except with respect to shares of Restricted Stock granted pursuant to
Section 6.10, by action taken after the Restricted Stock is issued, the Commit tee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however,
                                                              --------  -------
that the Committee in its sole discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, except
                                                    --------  -------
with respect to shares of Restricted Stock granted pursuant to Section 6.10, the Committee in its sole discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

          6.7  Repurchase of Restricted Stock.  The Committee shall provide in
               ------------------------------
the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of

Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided,
                                                                    --------
however, that the Committee in its sole discretion may provide that no such
-------
right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, that, except with respect to shares of Restricted Stock
--------  -------
granted pursuant to Section 6.10 the Committee in its sole discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

          6.8  Escrow.  The Secretary of the Company or such other escrow
               ------
holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

          6.9  Legend.  In order to enforce the restrictions imposed upon
               ------
shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

          6.10 Provisions Applicable to Section 162(m) Participants.
               ----------------------------------------------------

          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Re stricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account addi tional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.


                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                        DEFERRED STOCK, STOCK PAYMENTS

          7.1  Eligibility.  Subject to the Award Limit, one or more Perfor
               -----------
mance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any consultant whom the Committee determines should receive such an award.

          7.2  Performance Awards.  Any key Employee or consultant selected by
               ------------------
the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

          7.3  Dividend Equivalents.  Any key Employee or consultant selected
               --------------------
by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Perfor mance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

          7.4   Stock Payments.  Any key Employee or consultant selected by the
                --------------
Committee may receive Stock Payments in the manner determined from time to time by the Committee. The whole or fractional number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

          7.5   Deferred Stock.  Any key Employee or consultant selected by the
                --------------
Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The whole or fractional number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

          7.6   Performance Award Agreement, Dividend Equivalent Agree ment,
                ------------------------------------------------------------
Deferred Stock Agreement, Stock Payment Agreement.  Each Performance Award,
-------------------------------------------------
Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          7.7   Term.  The term of a Performance Award, Dividend Equivalent,
                ----
award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

          7.8   Exercise or Purchase Price.  The Committee may establish the
                --------------------------
exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not
                                    --------  -------
be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

          7.9   Exercise Upon Termination of Employment.  A Performance Award,
                ---------------------------------------
Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercis able or payable only while the Grantee is an Employee or consultant; provided,
                                                                     --------
however, that the Committee in its sole discretion may provide that the
-------
Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided,
                                                                       --------
further, that except with respect to Performance Awards granted pursuant to
-------
Section 7.12, the Committee in its sole discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          7.10  Payment on Exercise.  Payment of the amount determined under
                -------------------
Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this
Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

          7.11  Consideration.  In consideration of the granting of a
                -------------
Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

          7.12  Provisions Applicable to Section 162(m) Participants.
                ----------------------------------------------------

          (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reduc tions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

          (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

          8.1   Grant of Stock Appreciation Rights.  A Stock Appreciation Right
                ----------------------------------
may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is condi tioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same, or a lesser or greater, (whole or fractional) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the (whole or fractional) number of shares, price, exercise period or any other term or condition of such surren dered Option or other award.

          8.2 Coupled Stock Appreciation Rights
              ---------------------------------

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the whole or fractional number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the whole or fractional number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

          8.3 Independent Stock Appreciation Rights
              -------------------------------------

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such whole or fractional number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the whole or fractional number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

          8.4 Payment and Limitations on Exercise
              -----------------------------------

          (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

          (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

          8.5 Consideration.  In consideration of the granting of a Stock
              -------------
Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE IX

                                ADMINISTRATION

          9.1 Compensation Committee.  Prior to the Company's initial
              ----------------------
registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, The Compensa tion Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this
Plan) shall consist solely of two or more Independ ent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          9.2   Duties and Powers of Committee.  It shall be the duty of the
                ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpreta tions and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          9.3   Majority Rule; Unanimous Written Consent.  The Committee shall
                ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          9.4   Compensation; Professional Assistance; Good Faith Actions.
                ---------------------------------------------------------
Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpreta tions and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          10.1   Not Transferable.  Options, Restricted Stock awards, Deferred
                 ----------------
Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the whole or fractional shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

          10.2   Amendment, Suspension or Termination of this Plan.  Except as
                 -------------------------------------------------
otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum whole or fractional number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Furthermore, no modification of the Award Limit shall be effective prior to the approval of the Company's stockholders. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

          10.3   Changes in Common Stock or Assets of the Company, Acquisition
                 -------------------------------------------------------------
or Liquidation of the Company and Other Corporate Events.
--------------------------------------------------------

          (a) Subject to Section 10.3(d), in the event that the Committee determines in its sole discretion (or the Board determines in its sole discretion, in the case of Options granted to Independent Directors) that any corporate transaction or event, including without limitation, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award under the Plan, then the Committee (or the Board, in the case of Options granted to Independent Directors) may, in any such manner as it may deem equitable and appropriate, adjust any or all of the terms of such award, including without limitation

                 (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                 (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

                 (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

Notwithstanding the foregoing, no adjustment under this Section 10.3 shall be required to be made in respect of any corporate transaction or event that arises or results from the exercise, performance or operation of any right, obligation, term or provision of, or under, any of the Formation Documents.

          (b) Subject to Section 10.3(d), in the event of any transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                 (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                 (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

                 (iii) Except as provided in Schedule 1 hereto, the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion, and on such terms and conditions as it deems appropriate, may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all or a specified portion of the shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or
     (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

                 (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                 (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

                 (vi) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all whole or fractional shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all whole or fractional shares of such Restricted Stock may cease to be subject to repurchase under
     Section 6.6 or forfeiture under Section 6.5 after such event.

          (c) Subject to Sections 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to
Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate
Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions.

          10.4   Approval of Plan by Stockholders.  This Plan will be submitted
                 --------------------------------
for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

          10.5   Tax Withholding.  The Company shall be entitled to require
                 ---------------
payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold whole or fractional shares of Common Stock otherwise issuable under such Option or other award (or allow the return of whole or fractional shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

          10.6   Loans.  The Committee may, in its discretion, extend one or
                 -----
more full recourse loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          10.7   Forfeiture Provisions.  Pursuant to its general authority to
                 ---------------------
determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

          10.8  Limitations Applicable to Section 16 Persons and Performance-
                ------------------------------------------------------------
Based Compensation.  Notwithstanding any other provision of this Plan, this
------------------
Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          10.9   Effect of Plan Upon Options and Compensation Plans.  The
                 --------------------------------------------------
adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

          10.10  Compliance with Laws.  This Plan, the granting and vesting of
                 --------------------
Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of whole or fractional shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          10.11  Titles.  Titles are provided herein for convenience only and
                 ------
are not to serve as a basis for interpretation or construction of this Plan.

          10.12  Governing Law.  This Plan and any agreements hereunder shall be
                 -------------
administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                    *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of __________________ on ____________, 199__.

          Executed on this ____ day of _______________, 199___.



                                                                Secretary

               SCHEDULE 1 TO 1997 NRT EQUITY PARTICIPATION PLAN


                     TIME VESTING AND PERFORMANCE OPTIONS

I.   Definitions
     -----------

           (a)   "Incremental Royalty Agreement" shall have the meaning ascribed
                  -----------------------------
     to it in the in the Stockholders Agreement.

           (b)   "Management Group" means the group of management Employees of
                  ----------------
     the Company granted Time Vesting and Performance Options as of September 6, 1997.

           (c)   "Price Elements" shall mean the excess of
                  --------------

                 (i) (A) the Available Cash Balance (as defined in the Incremental Royalty Agreement) of the Company as of the end of the immediately preceding calendar year, and

                       (B) the number of shares of capital stock issued or issuable to management multiplied by the aggregate consideration to be received by the Company upon exercise of such options,

           over

                 (ii) (A) the present value, calculated using a discount rate equal to the current prime rate, of the future tax liability of the Company related to the unamortized portion of the Original Trust Development Advance (as defined in the Incremental Royalty Agreement) as of the end of the immediately preceding calendar year, and

                       (B) the liquidation value of outstanding preferred stock and convertible preferred stock of the Company (other than the Series B Preferred Stock and the Series C Preferred Stock) plus accrued and unpaid dividends (if not reflected in the liquidation preference) to the end of the immediately preceding fiscal year, and

                       (C) the redemption price of then-outstanding Series C Preferred Stock of the Company as of the end of the immediately preceding calendar year, and

                       (D) the outstanding principal amount of indebtedness owed to third parties outstanding and the end of the immediately preceding calendar year, (other than debt due on demand excluding Original Trust Development Advances (as defined in the Incremental Royalty Agreement), any other debt to HFS Incorporated or its subsidiaries and Arbitrage Loans (as defined in the Incremental Royalty Agreement), and

                       (E) the Selected Liability Value (as defined in the Incremental Royalty Agreement) as of the end of the immediately preceding calendar year.

           (d)   "Qualifying Triggering Event" means the first Triggering Event
                  ---------------------------
     to occur after the date hereof if the Triggering Event Share Price at the time of such Triggering Event equals or exceeds, on a per share basis, the Triggering Event Share Price Target set forth in Exhibit 1 applicable for such date.

           (e)   "Series B Preferred Stock" means the Company's 5.00% Series B
                  ------------------------
     Cumulative Convertible Redeemable Preferred Stock due 2012.

           (f)   "Series C Preferred Stock" means the Company's 18.00% Series C
                  ------------------------
     Cumulative Junior Redeemable Preferred Stock due 2001.

           (g)   "Stockholders Agreement" means that certain Stockholders
                  ----------------------
     Agreement, dated as of August 11, 1997, by and among the Company, each of the stockholders of the Company listed on Schedule A thereto and such other stockholders of the Company as may, from time to time, become parties to the Stockholders Agreement in accordance with the terms thereof.

           (h)   "Triggering Event" shall mean the earlier of (i) such time as
                  ----------------
     at least 20% of the Company's issued and outstanding common stock has been distributed through a primary public offering registered under the Securities Act of 1933, as amended, (ii) the sale by the Company, in one or a series of related transactions of assets representing 80% or more in value of the Company's consolidated assets on a fair market value basis and
     (iii) the dividend or distribution to stockholders of cash or assets representing 80% or more in value of the Company's consolidated assets net of liabilities on a fair market value basis.

           (i)   "Triggering Event Share Price" means,
                  ----------------------------

                 (i) with respect to a Triggering Event that is a public offering, the per share price to the public of Common Stock sold in the public offering, and

                 (ii) with respect to a Triggering Event that is an asset sale or a distribution or dividend, the ratio of the sum of

                       (A) the product of the EBITDA Valuation Multiple (as determined pursuant to clause (ii) or (iii) of the definition thereof in the Incremental Royalty Agreement, as the case may
                 be) and EBITDA (as defined in the Incremental Royalty Agreement) of the Company for the immediately preceding calendar year but adjusted to give pro-forma effect to any Incremental Royalties (as described in the Incremental Royalty Agreement) payable after such Triggering Event as if paid during such period, and

                       (B)  the Price Elements,

           to

                       (C) the number of shares of Common Stock then outstanding on a fully diluted basis including all options.


II.  Grant of Time Vesting Options
     -----------------------------

     Options covering up to 750,000 shares of Common Stock shall be granted to the Management Group as of September 6, 1997 (the "Time Vesting Options") as
                                                   ---- ------- -------
described herein. All Time Vesting Options shall be subject to the following terms and conditions.

           (a)   Exercise Price.  The exercise price per share shall be $2.00.
                 --------------

           (b)   Term.  Time Vesting Options shall cease to be exercisable on
                 ----
     the tenth anniversary following the date of grant.

           (c)   Exercisability.  Time Vesting Options shall become exercisable
                 --------------
     in five (5) cumulative installments as follows:

                 (i) The first installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted;

                 (ii) The second installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted;

                 (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted;

                 (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted;

                 (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted;

     provided, however, that no portion of any Option which is unexercisable at
     --------  -------
     Termination of Employment shall thereafter become exercisable.

All additional terms and conditions with respect to Time Vesting Options shall be set forth in a Non-Qualified Stock Option Agreement entered into between the Company and each member of the Management Group which shall contain certain "bring-along" and "tag-along" rights applicable prior to any public offering as described in Section I(h)(i) of this Schedule 1.

III. Grant of Performance Vesting Options
     ------------------------------------

     Options covering up to 750,000 shares of Common Stock shall be granted to the Management Group as of September 6, 1997 (the "Performance Options") as
                                                   ----------- -------
described herein. All Performance Options shall be subject to the following terms and conditions.

           (a)   Exercise Price.  The exercise price per share shall be $2.00.
                 --------------

           (b)   Term.  Performance Options shall cease to be exercisable on the
                 ----
     tenth anniversary following the date of grant.

           (c)   Exercisability. Performance Options shall become fully
                 --------------
     exercisable upon the eighth anniversary following the date of grant; provided, however, that no portion of any Performance Option which is
     --------  -------
     unexercisable at Termination of Employment shall thereafter become exercisable; provided, further, that upon the occurrence of a Qualifying
                  --------  -------
     Triggering Event, Performance Options shall become exercisable only in accordance with, and to the extent provided by, the Time Vesting Option exercisability schedule as set forth in Section II(c)(i)-(v) of this
     Schedule 1.

All additional terms and conditions with respect to Time Vesting Options shall be set forth in a Non-Qualified Stock Option Agreement entered into between the Company and each member of the Management Group which shall contain certain "bring-along" and "tag-along" rights applicable prior to any public offering as described in Section I(h)(i) of this Schedule 1.

         EXHIBIT 1 TO SCHEDULE 1 TO 1997 NRT EQUITY PARTICIPATION PLAN

                         TRIGGERING EVENT SHARE PRICE


        Date                            Triggering Event Share Price Targets
        ----                            ------------------------------------
   Prior to 12/31/99                             $ 3.36

   On or after 12/31/99                          $ 4.70
   and prior to 12/31/00

   On or after 12/31/00                          $ 6.58
   and prior to 12/31/01

   On or after 12/31/01                          $ 9.22
   and prior to 12/31/02

   On or after 12/31/02                          $12.90

                                       37